Fort Pitt Capital Total Return Fund
FPCGX

SUMMARY PROSPECTUS

February 28, 2018

Before you invest, you may want to review the Fort Pitt Capital Total Return Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks.  The current Statutory Prospectus and SAI dated February 28, 2018, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, SAI and other information about the Fund online at www.FortPittCapitalFunds.com.  You can also obtain this information at no cost by calling 1-866-688-8775 or by e-mail at FPCG@fortpittcapital.com.

Investment Objective: The Fund seeks to realize the combination of long-term capital appreciation and income that will produce maximum total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held for 180 days or less)	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.37%
Less: Fee Waiver(1)	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver	1.24%
(1)
Fort Pitt Capital Group, LLC (the “Advisor”), has contractually agreed to waive all or a portion of its management fees and reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) do not exceed 1.24% of the Fund’s average daily net assets (“Expense Cap”).  The Expense Cap will remain in effect through at least February 27, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$421	$738	$1,635

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies of the Fund:  The Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns.  Under normal market conditions, the Fund will invest primarily in common stocks of large and mid-sized U.S. companies that the Advisor considers to be profitable and which have returns on equity near or higher than their peers, and that the Advisor believes are undervalued as measured by their price-to-earnings (“P/E”) ratio.  Return on equity measures how much profit a company generates with the money that shareholders have invested in the company, and is calculated by dividing net income by shareholder equity.  The Fund currently considers companies with a market capitalization between $2 billion and $10 billion to be mid-sized companies and companies with a market capitalization over $10 billion to be large-sized companies.  The Fund also may purchase small capitalization stocks (companies with less than $2 billion in market capitalization).

A portion of the Fund’s assets may also be invested in fixed income investments (primarily U.S. government obligations) when the Advisor determines that prospective returns from fixed income securities are competitive with those of common stocks.  The percentage of assets allocated between equity and fixed income securities is flexible rather than fixed.  The Fund will only invest in fixed income investments which are rated investment grade, or BBB and above as defined by Standard & Poor’s Ratings Services (“Standard & Poor’s®”) or Baa and above by Moody’s Investors Service, Inc. (“Moody’s”).  The Fund may invest in fixed income investments of any maturity.

The Fund also may invest up to 10% of its net assets in the securities of foreign issuers, and may invest without limit in American Depositary Receipts (“ADRs”), which are equity securities traded on U.S. exchanges, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may also invest up to 10% of its net assets in other mutual funds, including exchange-traded funds (“ETFs”).

With respect to the selection of stocks in which the Fund invests, the Advisor identifies stocks for investment using its own research and analysis techniques, and supplements its internal research with the research and analysis of major U.S. investment and brokerage firms.

Principal Risks of Investing in the Fund:  The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The principal risks that could adversely affect the Fund’s net asset value (“NAV”), yield and total return include:

•
General Market Risks.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.  Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

•
Equity Securities Risks.  The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Interest Rate Risks.  The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

•	Credit Risks. An issuer may be unable or unwilling to make timely payments of principal and interest or to otherwise honor its obligations.

•
U.S. Government Obligations Risks.  U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.  If a government-sponsored entity is unable to meet its obligation, the performance of the Fund may be adversely impacted.

•
Foreign Securities Risks.  Foreign securities are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
American Depositary Receipts Risks.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Small- and Medium-Capitalization Company Risks.  The risks associated with investing in small and medium capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

•
Large Capitalization Company Risks.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Investment Company Risks.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

Performance.  The Fund was organized on July 15, 2011 to acquire the assets and liabilities of the Fort Pitt Capital Total Return Fund, a series of Fort Pitt Capital Funds (the “Predecessor Fund”) in exchange for shares of the Fund.  Accordingly, the Fund is the successor to the Predecessor Fund, and the following performance information shown prior to July 15, 2011, is that of the Predecessor Fund.  The Fund has an investment objective, strategies and policies substantially similar to the Predecessor Fund, which was advised by the Advisor.  The following information provides some indication of the risks of investing in the Fund.  The bar chart shows the annual return for the Fund from year to year.  The table shows the Fund’s average annual returns for the 1-year, 5-years, 10-years and since inception periods compare with those of broad measures of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.FortPittCapitalFunds.com or by calling the Fund toll-free at 1-866-688-8775.

Annual Total Returns as of December 31

During the period shown on the bar chart, the Fund’s highest and lowest quarterly returns are as follows:

Highest Quarter:	Lowest Quarter:
Q3 ended September 30, 2009 15.47%	Q4 ended December 31, 2008 -21.34%

Average Annual Total Returns (For the Periods Ended December 31, 2017)	1 Year	5 Years	10 Years	Since Inception (12/31/2001)
Fort Pitt Capital Total Return Fund
Return Before Taxes	21.91%	14.37%	7.64%	8.73%
Return After Taxes on Distributions	21.30%	13.47%	7.12%	8.25%
Return After Taxes on Distribution and Sale of Fund Shares	12.91%	11.38%	6.11%	7.32%
Wilshire 5000 Total Market Indexsm (reflects no deduction for fees, expenses or taxes)	21.00%	15.43%	8.63%	8.14%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	7.58%

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Advisor:  Fort Pitt Capital Group, LLC is the Fund’s investment advisor.

Portfolio Manager:  Mr. Smith is a Founding Partner and Chief Investment Officer of the Advisor and is a Partner of Fort Pitt Capital Management LLC.  Charles A. Smith has served as the Fund’s portfolio manager since its inception as the Predecessor Fund in December 2001 and is primarily responsible for the day-to-day management of the Fund.  Mr. Smith is Executive Vice President, Chief Investment Officer, and a founder of the Advisor.

Purchase and Sale of Fund Shares:
You may purchase, exchange (into the First American Retail Prime Obligations Fund) or redeem Fund shares on any business day by written request via mail (Fort Pitt Capital Total Return Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-866-688-8775, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer or purchase additional Fund shares through the Internet at www.FortPittCapitalFunds.com.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$100
Qualified Retirement Accounts	$2,500	Any amount
Coverdell Education Savings Accounts	$2,000	Any amount
Automatic Investment Plan Participation	$1,000	$100

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.